Supplement dated March 21, 2024
to the Statement of Additional Information (SAI) of the following funds:
Fund	SAI
Columbia ETF Trust I
Columbia International ESG Equity Income ETF	3/1/2024
Columbia U.S. ESG Equity Income ETF	3/1/2024
The Board of Trustees of Columbia International ESG Equity Income ETF and Columbia U.S. ESG Equity Income ETF (each, a Fund and collectively, the Funds) approved changes to each Fund's name, Investment Objective and Principal Investment Strategies, effective on or about June 1, 2024 (the Effective Date). Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the SAI.
On the Effective Date, the Funds' names and ticker symbols will change as indicated in the table below. Accordingly, on the Effective Date, all references to Current Fund Names and Ticker Symbols in the SAI are hereby deleted and replaced with the New Fund Names and Ticker Symbols.
Current Fund Names and Ticker Symbols	New Fund Names and Ticker Symbols
Columbia International ESG Equity Income ETF (ESGN)	Columbia International Equity Income ETF (INEQ)
Columbia U.S. ESG Equity Income ETF (ESGS)	Columbia U.S. Equity Income ETF (EQIN)
Shareholders should retain this Supplement for future reference.
SUP940_10_012_(03/24)